        Exhibit 10.2
EXECUTION VERSION
EXTENSION AGREEMENT
This EXTENSION AGREEMENT dated as of January 29, 2025 (this “Agreement”), is by and among CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC, a Texas limited liability company (the “Borrower”), each Bank party hereto and MIZUHO BANK, LTD., as administrative agent (in such capacity, together with any permitted successors thereto in such capacity, the “Administrative Agent”).
WHEREAS, the Borrower, the Banks, the Issuing Banks and the Administrative Agent, are parties to the Second Amended and Restated Credit Agreement, dated as of December 6, 2022 (as amended, amended and restated, supplemented or otherwise modified from time to time (including by virtue of this Agreement), the “Credit Agreement”);
WHEREAS, the Borrower has delivered that certain Commitment Extension Notice dated January 9, 2025 (the “Notice”) to the Administrative Agent, pursuant to which the Borrower has requested an extension of the Maturity Date for a one year period in accordance with Section 2.7 of the Credit Agreement (the “Extension Provisions”); and
WHEREAS, each Bank party hereto that is identified on the applicable signature page attached hereto as an Extending Bank (each, an “Extending Bank”) has agreed to extend its Commitment in connection with the Notice subject to the terms hereof.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Definitions. Unless otherwise defined in this Agreement, capitalized terms used in this Agreement that are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement. The provisions set forth in Section 1.3 of the Credit Agreement shall apply to this Agreement; provided that Section references are to this Agreement (and not the Credit Agreement) unless otherwise specified.
SECTION 2. Commitment Extension. Each of the Borrower and each Extending Bank hereby agrees that the Maturity Date with respect to the Commitment of such Extending Bank shall be December 6, 2028. It is understood and agreed that the Maturity Date with respect to the Commitment of any Declining Bank shall remain the existing Maturity Date (without regard to the extension applicable to the Commitments of the Extending Banks that is memorialized hereunder (the “Subject Extension”); provided that the Borrower shall continue to have the right to replace any Declining Bank (with respect to all or any portion of its Commitment) following the effective date hereof.) Each of the parties hereto agree that irrespective of any conflict with the terms of the Credit Agreement: (a) for purposes of the Extension Provisions, (i) the Notice Date with respect to the extension of the Commitments of the Extending Banks that is memorialized hereunder (the “Subject Extension”) shall be January 9, 2025 and (ii) that such Notice Date shall satisfy the applicable requirements of the Extension Provisions with respect to the Subject Extension and (b) this Agreement shall (i) constitute written notice to the Borrower from the Administrative Agent of the Banks’ decision with respect to the Subject Extension and

(ii) satisfy and discharge the notification obligations of the Administrative Agent with respect to Subject Extension without any further action in the manner required by the Extension Provisions.
SECTION 3. Reserved.
SECTION 4. Conditions to Effectiveness. This Agreement shall become effective as of the date first written above when each of the following conditions is satisfied (or waived in accordance with Section 10.1 of the Credit Agreement):
(a)the Administrative Agent shall have received counterparts of this Agreement duly executed and delivered by the Borrower, the Extending Banks and any other Bank;
(b)the Commitments of the Extending Banks (after giving effect to any assumption by any Extending Banks of Commitments of Declining Banks), together with the Commitments of any New Banks that replace any Declining Banks, represent more than 50% of the Total Commitments in effect immediately prior to giving effect to the Subject Extension;
(c)the representations and warranties of the Borrower contained in Section 6.1 of the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects (except to the extent that any representation and warranty is qualified by materiality in the text thereof, in which case such representation and warranty shall be true and correct in all respects) on and as of the date hereof (except for those representations or warranties or parts thereof that, by their terms, expressly relate solely to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date), before and after giving effect to the Subject Extension as though made on and as of the date hereof;
(d)at the time of and immediately after giving effect to the Subject Extension, no Default or Event of Default has occurred and be continuing;
(e)the Administrative Agent shall have received a certificate dated as of the date hereof of a Responsible Officer of the Borrower certifying as to the satisfaction of the conditions set forth in Section 4(c) and Section 4(d); and
(f)the Borrower shall have paid to the Administrative Agent (for its own account and the account of a Bank, as applicable) all fees required to be paid to it (in any such capacity) by the Borrower on or before the date hereof under Section 5.
SECTION 5. Expenses, etc. The Borrower agrees to pay or reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution and delivery of this Agreement and any other documents prepared in connection herewith (including the reasonable fees and disbursements of Simpson Thacher & Bartlett LLP, counsel to the Administrative Agent and any fees or disbursements contemplated by such other documents).
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SECTION 6. Assignment of Loans and Commitments. TD BANK, N.A., in its capacity as a Bank and L/C Participant (the “Transferor”), has agreed, and the Borrower and the Administrative Agent hereby consent, to the assignment of the Transferor’s Loans and Commitments (and participations in Letters of Credit) to THE TORONTO-DOMINION BANK, NEW YORK BRANCH (the “Transferee”). Such assignments and assumptions are made pursuant to the terms, provisions and representations of the Assignment and Acceptance attached as Exhibit C to the Credit Agreement as if each party hereto had executed and delivered an Assignment and Acceptance (with the Effective Date, as defined therein, being the First Amendment Effective Date). With respect to the foregoing assignments and assumptions, in the event of any conflict between this Amendment and Section 10.6(c) of the Credit Agreement, this Amendment shall control.
SECTION 7. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 8. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 9. Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be.
SECTION 10. Effect of Agreement From and after the effectiveness of this Agreement, each reference to “hereof”, “hereunder”, “herein”, “hereby” and “this Agreement” contained in the Credit Agreement, each reference to “thereof”, “thereunder”, “therein”, “thereby” and “the Credit Agreement” contained in the other Loan Documents, and each other similar reference contained in the Credit Agreement and the other Loan Documents, shall refer to the Credit Agreement (as modified by this Agreement). Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Administrative Agent or the Banks under the Credit Agreement or under any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or
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any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Agreement shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 11. Integration. This Agreement and the other Loan Documents represent the agreement of the Borrower, the Administrative Agent and the Banks with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Bank relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.
[Remainder of Page Intentionally Left Blank]
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC, as the Borrower

By: /s/ Patricia L. Martin
Name: Patricia L. Martin
Title: Vice President and Treasurer

[Signature Page to Extension Agreement re: CEHE Credit Agreement]

MIZUHO BANK, LTD, as Administrative Agent, the Swingline Lender and an Issuing Bank and an Extending Bank

By: /s/ Edward Sacks
Name: Edward Sacks
Title: Managing Director

[Signature Page to Extension Agreement re: CEHE Credit Agreement]

JPMORGAN CHASE BANK, N.A., as an Extending Bank

By: /s/ Eduardo Lopez Peiro
Name: Eduardo Lopez Peiro
Title: Vice President

[Signature Page to Extension Agreement re: CEHE Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as an Extending Bank

By: /s/ Patrick Engel
Name: Patrick Engel
Title: Managing Director

[Signature Page to Extension Agreement re: CEHE Credit Agreement]

BANK OF AMERICA, N.A., as an Extending Bank

By: /s/ John M. Eyerman
Name: John M. Eyerman
Title: Director

[Signature Page to Extension Agreement re: CEHE Credit Agreement]

BARCLAYS BANK PLC, as an Extending Bank

By: /s/ Sydney G. Dennis
Name: Sydney G. Dennis
Title: Director

[Signature Page to Extension Agreement re: CEHE Credit Agreement]

CITIBANK, N.A., as an Extending Bank

By: /s/ Richard Rivera
Name: Richard Rivera
Title: Vice President

[Signature Page to Extension Agreement re: CEHE Credit Agreement]

MUFG BANK, LTD., as an Issuing Bank and an Extending Bank

By: /s/ Michael Agrimis
Name: Michael Agrimis
Title: Managing Director

[Signature Page to Extension Agreement re: CEHE Credit Agreement]

ROYAL BANK OF CANADA, as an Issuing Bank an Extending Bank

By: /s/ Emilee Scott
Name: Emilee Scott
Title: Authorized Signatory

[Signature Page to Extension Agreement re: CEHE Credit Agreement]

BNP PARIBAS, as an Extending Bank

By: /s/ Francis Delaney
Name: Francis Delaney
Title: Managing Director

By: /s/ Miko McGuire
Name: Miko McGuire
Title: Vice President

[Signature Page to Extension Agreement re: CEHE Credit Agreement]

BANK OF MONTREAL, as an Extending Bank

By: /s/ Michael Cummings
Name: Michael Cummings
Title: Managing Director

[Signature Page to Extension Agreement re: CEHE Credit Agreement]

GOLDMAN SACHS BANK USA, as an Extending Bank

By: /s/ Andrew B. Vernon
Name: Andrew Vernon
Title: Authorized Signatory

[Signature Page to Extension Agreement re: CEHE Credit Agreement]

MORGAN STANLEY BANK, N.A., as an Extending Bank

By: /s/ Michael King
Name: Michael King
Title: Authorized Signatory

[Signature Page to Extension Agreement re: CEHE Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, as an Extending Bank

By: /s/ Alicia G. McMahon
Name: Alicia G. McMahon
Title: Assistant Vice President

[Signature Page to Extension Agreement re: CEHE Credit Agreement]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as an Extending Bank

By: /s/ Paul Yoon
Name: Paul Yoon
Title: Director

[Signature Page to Extension Agreement re: CEHE Credit Agreement]

ACKNOWLEDGED AND AGREED, solely with respect to Section 6 herein:

TD BANK N.A.
By: /s/ M. Bernadette Collins
Name: Bernadette Collins
Title: Senior Vice President

[Signature Page to Extension Agreement re: CEHE Credit Agreement]

THE BANK OF NOVA SCOTIA, as an Extending Bank

By: /s/ David Dewar
Name: David Dewar
Title: Director

[Signature Page to Extension Agreement re: CEHE Credit Agreement]

TRUIST BANK, as an Extending Bank

By: /s/ Catherine Strickland
Name: Catherine Strickland
Title: Vice President

[Signature Page to Extension Agreement re: CEHE Credit Agreement]

U.S. BANK, NATIONAL ASSOCIATION, as an Extending Bank

By: /s/ John Prigge
Name: John Prigge
Title: Senior Vice President

[Signature Page to Extension Agreement re: CEHE Credit Agreement]

COMERICA BANK, as an Extending Bank

By: /s/ John Smithson
Name: John Smithson
Title: Vice President

[Signature Page to Extension Agreement re: CEHE Credit Agreement]

THE BANK OF NEW YORK MELLON, as an Extending Bank

By: /s/ Molly H. Ross
Name: Molly H. Ross
Title: Director

[Signature Page to Extension Agreement re: CEHE Credit Agreement]

THE NORTHERN TRUST COMPANY, as an Extending Bank

By: /s/ Keith L. Burson
Name: Keith L. Burson
Title: Senior Vice President

[Signature Page to Extension Agreement re: CEHE Credit Agreement]